Value Line
Aggressive Income Trust

(Ticker Symbol: VAGIX)

S U M M A R Y P R O S P E C T U S

J U N E 1 , 2 0 1 1

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/home. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com. The current Prospectus and Statement of Additional Information dated June 1, 2011, are incorporated by reference into this Summary Prospectus.

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F U N D S U M M A R Y

Investment objectives

The investment objective of the Value Line Aggressive Income Trust (the “Fund”) is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	1.48%
Less Management Fee and 12b-1 Fee Waiver*	–0.30%
Net Expenses	1.18%

*
Effective June 1, 2011 through May 31, 2012, EULAV Asset Management (the “Adviser”) and EULAV Securities LLC (the “Distributor”) have contractually agreed to waive the portion of the management fee equal to 0.20% of the Fund’s average daily net assets and the portion of the 12b-1 fee equal to 0.10% of the Fund’s average daily net assets, respectively. The waivers cannot be terminated without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Aggressive Income Trust	$120	$438	$779	$1,743

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s investment objectives, under normal conditions, EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s net assets in higher-yielding, lower rated fixed-income corporate securities (also known as “junk bonds”). These securities are issued by companies that are rated B+ or lower for relative financial strength in either the Standard or Small and Mid-Cap Editions of The Value Line Investment Survey or rated BB+ or below by Standard & Poor’s Ratings Services (“S&P”) or Ba1 or below by Moody’s Investors Services, Inc. (“Moody’s”) or are determined by the Adviser to be of comparable credit quality. In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.

Higher-yielding, lower rated securities (junk bonds) have speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities.

The Fund may have a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund’s performance. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. For a more complete discussion of risk, please turn to page 9.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Barclay’s Capital U.S. Corporate High - Yield Bond Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year

Best Quarter:	Q2 2009	+11.97%
Worst Quarter:	Q4 2008	–16.73%

The Fund’s year-to-date return for the three months ended March 31, 2011, was 2.73%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	10 years
Value Line Aggressive Income Trust
Return before taxes	10.64%	6.57%	7.31%
Return after taxes on distributions	8.29%	4.13%	4.58%
Return after taxes on distributions and sale of Fund shares	6.84%	4.14%	4.58%
Barclay’s Capital U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses or taxes)	15.12%	8.91%	8.88%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been a portfolio manager with the Adviser or its predecessor since 2001 and has been the Fund’s portfolio manager since December 2010.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to Sell Shares” on Page 16.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an Individual Retirement Account (“IRA”).

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.